Page 1 of 8 Fourth Quarter 2015 Questions and Answers Exhibit 99.2

Page 2 of 8 Cautionary Note Regarding Forward-Looking Statements This document contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” and “Supplementary Data - Disclosures About Forward-Looking Statements” in our Annual Report on Form 10-K for the year ended December 31, 2014, and those described from time to time in our future reports filed with the Securities and Exchange Commission.

Page 3 of 8 1. Your stock has been very volatile. Why is this so and what are you doing to reduce the impact of cyclicality on your results? The global steel industry is a cyclical industry and steel selling prices can change fairly quickly. Our operating configuration has significant leverage to steel selling price and volume changes to both the upside and the downside resulting in significant earnings volatility on a quarter to quarter basis. The volatility of our earnings is also affected by the consistency and reliability of our operations. One objective of our Carnegie Way transformation is to create a lower and more flexible cost structure as well as more flexible and reliable operations in order to mitigate the financial impact of this volatility. While we cannot control, or reduce, the cyclicality of the global steel industry, we can control our costs and create a more flexible business model that will produce stronger and more consistent results across industry cycles. 2. Is the Carnegie Way just a cost cutting initiative? No - it is much more than a cost cutting initiative. Carnegie Way is our culture and the way we run the business. We focus on our strengths and how we can create the most value for our stockholders and best serve our customers. We have achieved sustainable cost improvements through process efficiencies and our investments in reliability centered maintenance (RCM), and we will continue to find process improvements that enable us to better serve our customers and reward our stakeholders. Additionally, if we find that changes cannot be implemented and value cannot be created for our customers and stockholders, we exit those underperforming areas. Opportunities are greatest where we make money for our stockholders and our customers. When we deliver value, we can provide good jobs and benefits to our employees and help support the communities in which we do business. 3. How can investors see the Carnegie Way benefits in your financial results? When we performed an internal analysis of our 2015 results compared to our 2014 results, we concluded that we are performing better now than we would have in prior periods. This improved performance level is driven by the progress made through our Carnegie Way transformation. Our methodology included:  Removing the price and volume impacts to isolate the cost piece.  Deducting major raw materials costs including iron ore, coal, coke, scrap, and natural gas (or in the case of our Tubular segment, substrate costs), which we believe are costs observable to investors.  Excluding depreciation and pension and other post-employment benefits (OPEB), which we disclose.

Page 4 of 8 We have more direct control over the majority of the remaining costs. Thus comparing 2015 costs to 2014’s, on a per ton basis, yields a result that is consistent with the Carnegie Way benefits disclosed in 2015. 4. You have mentioned that there is increased focus on earning economic profit. What is the definition of economic profit? The term profit typically refers to any positive income for a business enterprise. Economic profit has a higher threshold and refers to income in excess of an enterprise’s weighted average cost of capital, which includes the cost of equity as well as the cost of debt. Economic profit is true value creation as it provides stockholder returns above and beyond the weighted average cost of capital. 5. What is your approach to trade cases and how do you determine if one should be filed? The process by which we consider whether to file a potential trade case is complex, lengthy, and informed by the requirements set forth in the Tariff Act of 1930 (the Act). The Act provides American industries the right to petition for relief from imports that are sold in the United States at less than fair value ("dumped") or which benefit from subsidies provided through foreign government programs (Countervailing Duties, or “CVDs”). Under the U.S. law, the U.S. Department of Commerce (DOC) determines whether dumping or subsidizing exists and, if so, the margin of dumping or amount of the subsidy; the U.S. International Trade Commission (ITC) determines whether there is material injury or threat of material injury to the domestic industry by reason of the dumped or subsidized imports. To determine if a trade case should be filed, U. S. Steel’s international trade lawyers survey the relevant markets, triangulate and assess market intelligence, trends and data, while at the same time integrating and interpreting prevailing legal and political concerns. Then, based on a comprehensive review of the aforementioned considerations, the team renders an informed recommendation on whether to proceed with a petition, at which time other industry participants are engaged through external counsel to determine if the legal requirements can be met to progress a case. 6. What is the current status of the recently filed flat-rolled trade cases? In an effort to stem the increased flow of unfairly traded corrosion-resistant (CORE), cold-rolled, and hot-rolled steel products into the U.S. market, U. S. Steel, along with other steel producers, filed a series of three petitions with the DOC and the ITC.

Page 5 of 8 On June 3, 2015, U. S. Steel launched the first case against China, India, Italy, South Korea, and Taiwan. The petitions allege that unfairly traded imports of CORE from the subject countries are causing material injury to the domestic industry and that significant subsidies have been provided to producers by the governments of those countries. The petitions also allege that foreign producers benefit from numerous countervailable subsidies. On July 16, 2015, the ITC determined that there is a reasonable indication that the U.S. industry is threatened with material injury by reason of imports of certain CORE products from the subject countries. All six ITC Commissioners voted in the affirmative. The DOC made preliminary affirmative determinations in the CVD and AD investigations of imports of CORE products from China, India, Italy, and South Korea. The DOC made a negative preliminary determination in the AD and CVD investigations of imports of CORE products from Taiwan. The case will now move to the final phase of the DOC's investigation, followed by the ITC's final determination. On July 28, 2015, U. S. Steel, joined by other major U.S. steel companies, filed a second case. The petitions charged that unfairly-traded imports of cold-rolled steel products from Brazil, China, India, Japan, South Korea, Netherlands, Russia, and the United Kingdom are causing material injury to the domestic industry. The petitions further allege that producers in each of the eight countries are dumping cold-rolled steel in the U.S. market and that the foreign producers in Brazil, China, India, South Korea, and Russia benefit from numerous countervailable subsidies. On September 10, 2015, the ITC determined that there was a reasonable indication that the U.S. industry is materially injured or threatened with material injury by reason of imports of cold-rolled steel flat products from Brazil, China, India, Japan, Korea, Russia, and the United Kingdom that are being sold in the United States at less than fair value and subsidized by the governments of Brazil, China, India, Korea, and Russia. The ITC further determined that imports of cold-rolled steel products from the Netherlands were negligible. On December 16, 2015, the DOC announced its affirmative preliminary determinations in the CVD investigations of imports of cold-rolled steel products from Brazil, China, India, and Russia. The DOC made a negative preliminary determination in the CVD investigation of imports of cold-rolled steel products from Korea. In early 2016, the DOC is expected to make its preliminary AD determinations. Finally, on August 11, 2015, U. S. Steel and five other domestic steel producers filed petitions for the imposition of duties on hot-rolled coil imports from Australia, Brazil, Japan, Korea, the Netherlands, Turkey, and the United Kingdom. On September 24, 2015, the ITC determined that there is a reasonable indication that the U.S. industry is materially injured by reason of imports of certain hot-rolled steel products from Australia, Brazil, Japan, Korea, the Netherlands, Turkey, and the United Kingdom that are sold in the United States at less than fair value and subsidized by the governments of Brazil, Korea, and Turkey. On January 11, 2016, Commerce announced its affirmative preliminary determinations in the countervailing duty investigation of imports of hot-rolled steel products from Brazil, and its negative preliminary determinations in the CV duty investigations of imports of hot-rolled steel products from South Korea and Turkey. Commerce’s preliminary AD determination will be issued in early March 2016.

Page 6 of 8 7. How are you responding to the threat from aluminum in the auto industry? The continued development of advanced high strength steels (AHSS), particularly Generation 1 Plus and Generation 3 AHSS, enables us to provide our automotive customers with a steel intensive total vehicle solution. These solutions will help our customers meet the increased CAFÉ and safety standards of future vehicles at a very attractive and competitive value proposition compared with potential alternative materials. We have increased our capabilities in people and equipment, namely at our Research and Technology Center in Munhall, Pennsylvania, and at our Automotive Technical Center in Troy, Michigan. We have made progress developing AHSS for automotive applications up to and including Generation 3 steels that possess unique properties in terms of strength, formability and toughness for light weighting and crash worthiness. We are working closely with customers on specific applications for their use incorporating advanced analytic techniques for geometry, grade and gauge redesign. 8. What is the current status of the labor negotiations with the United Steelworkers? We have reached tentative agreements with the United Steelworkers on successor three-year collective bargaining agreements covering approximately 18,000 USW-represented employees at U. S. Steel's domestic flat-rolled and iron ore mining facilities as well as tubular operations in Fairfield, Alabama, Lorain, Ohio and Lone Star, Texas. The tentative agreements remain subject to a ratification vote which is anticipated to occur February 1, 2016. 9. How does the temporary idling of Granite City Works impact your ability to serve your flat-rolled customers? On November 23, we announced that we were temporarily idling our Granite City Works steelmaking operations and finishing operations. This decision is part of our on-going adjustment of steelmaking operations throughout North America to match customer demands. A temporary idling of Granite City Works will not impact our ability to serve our customers. We have worked closely with our customers through this transition. We have the necessary product capabilities and capacity across our other flat-rolled facilities and will continue to provide them with the high quality products, technical support and other services as we always have. 10. How is a stronger dollar impacting your results? A stronger U.S. dollar is one of the factors that contribute to the extremely high level of direct and indirect steel imports into the U.S. market, threatening domestic prices and volumes. In addition, a stronger dollar versus the euro negatively impacts our reported earnings attributable to our European segment.

Page 7 of 8 11. Has the downturn in the domestic steel market altered the Carnegie Way transformation? No – while the downturn in the domestic steel market has had a direct impact on our Company, it has not altered the Carnegie Way transformation. Our financial results have decreased in 2015 as compared to 2014. Steel prices and shipment levels continue to be negatively impacted by high levels of unfairly traded imports, weak energy markets reducing demand for Oil Country Tubular Goods (OCTG) and high levels of inventory in both the flat-rolled and tubular supply chains. Despite these difficult conditions, we are focusing on what we can control. Benefits from our Carnegie Way transformation efforts continue to grow and include cost reductions, improving the flexibility and reliability of our operations and working more closely with our customers to create differentiated and value enhancing solutions. 12. How are you focusing on cash and liquidity? We are running the business with an intense focus on cash and liquidity in light of the prolonged downturn we are experiencing in the steel and oil and gas industries. We had $755 million of cash and $2.4 billion in liquidity at the end of 2015. Based on current market conditions, we expect approximately $500 million of cash benefits from working capital in 2016, primarily related to better inventory management. We are being very disciplined with our capital spending and currently expect it to be $350 million in 2016, down from the $500 million we spent in 2015. 13. How are the Commercial Entities improving the Company and how has the strategy evolved? The formation of our Commercial Entities was announced in November 2014. The Commercial Entities were created to specifically address the following markets: automotive, consumer, industrial, service centers, and mining. The Commercial Entities are working to create differentiated steel solutions that will better meet the needs of our existing customers and provide increased opportunities to establish new customer relationships. Over time, the Commercial Entity structure has become better defined and has evolved to align our steelmaking operations with the Commercial Entities. In December 2015, we announced that the automotive, consumer, and now-combined industrial, service center, and mining Commercial Entities would each assume operational management of specific steelmaking facilities. This strategic move to align operations within the Commercial Entities streamlines the decision making process and increases the accountability of each Commercial Entity to provide superior quality and delivery performance to their respective customers and meet their financial performance objectives.

Page 8 of 8 14. Why did you decide to postpone construction of the Electric Arc Furnace in Alabama? We decided to postpone the construction of the electric arc furnace in Alabama because of continued challenging market conditions in the energy tubular markets. The postponed EAF construction will not impact our ability to serve our energy tubular customers as we will continue to operate the Fairfield pipe mill. 15. What does a full valuation allowance on deferred tax assets imply about your future? The accounting treatment of this non-cash item has no effect on our ability to use our net operating loss carryforwards and tax credits in the future to reduce cash tax payments. Additionally, the tax valuation allowance is subject to reversal with a corresponding benefit to earnings upon our return to sustained profitability. In accordance with accounting principles generally accepted in the United States (US GAAP), we regularly evaluate the need for a valuation allowance for our deferred tax assets. A valuation allowance is recognized if it is more likely than not that some or all of our deferred tax assets will not be realized. Each quarter we analyze the likelihood that our deferred tax assets will be realized. Applicable accounting guidance does not permit us to use future income projections to support the realization of a deferred tax asset. During the fourth quarter of 2015, we determined it is more likely than not that all of our domestic deferred tax assets will not be realized. Accordingly, we recorded a $766 million tax provision to establish a full valuation allowance for our domestic deferred tax assets. Our net operating losses do not expire for many years and we have a history of utilizing our net operating losses before they expire. As a result of the tax valuation allowance recorded in the fourth quarter, we could experience more volatility in our quarterly effective tax rate. Additionally, we expect that our 2016 normal income tax provision or benefit for domestic operations will be offset by a related change in the valuation allowance. Therefore, we do not expect to have a tax provision or benefit in 2016 on our domestic financial results. We remain committed to our goal of earning economic profit across all business cycles and finding a way to remain profitable even at the bottom of the cycle. In recording this valuation allowance, we are following accounting requirements, but in no way should this be seen as an impediment to achieving our goal.